UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2008

LIMCO-PIEDMONT INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33604 (Commission File Number)	73-1160278 (IRS Employer Identification No.)

5304 S. Lawton Ave., Tulsa, Oklahoma (Address of Principal Executive Offices)	74107 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 445-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2008, the registrant reported its results of operations for three months ended March 31, 2008. A copy of the press release issued by the registrant is filed herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On May 15, 2008, the registrant hosted an earnings conference call. A copy of the prepared script of the conference call is filed herewith as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 – Press release dated May 15, 2008.

Exhibit 99.2 – Script of earnings conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMCO-PIEDMONT INC. (Registrant)
By:	/s/ Carla S. Covey
Carla S. Covey Executive Vice President and Chief Financial Officer

Date: May 19, 2008